CAPSTONE NIKKO JAPAN FUND
                 A SERIES OF CAPSTONE INTERNATIONAL SERIES TRUST


                          SUPPLEMENT DATED MAY 22, 1997
                                       TO
                       PROSPECTUS DATED FEBRUARY 28, 1997


Effective May 12, 1997, portfolio decisions for the Fund are made by the Portfolio Manager, Yoichi Kuwata. Mr. Kuwata is a graduate of Aoyama Gakuin University with a B.A. in Economics. In 1984 he joined Nikko International Capital Management Co., Ltd., parent company of the Adviser, as Portfolio Manager - Global Fixed Income. Since that time, he has served in various capacities at both the parent company and the Adviser, primarily in the areas of portfolio management and corporate finance. He presently serves as a Director and is the Chief Financial Officer of the Adviser, a position he has held since May, 1997.